SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 August 11, 1998




                               AFSALA BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                   0-21113                 14-1793890
----------------------------  ----------------  --------------------------------
(State or other jurisdiction   (SEC File No.)           (IRS Employer
     of incorporation)                                  Identification
                                                           Number)



161 Church Street, Amsterdam, New York                       12010
---------------------------------------------      -----------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:(518) 842-5700
                                                    -------------


                                 Not Applicable
          ----------------------------------------------------------
         (Former name or former address, if changed since last Report)

                              AFSALA BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

         On August 11, 1998, the Registrant jointly announced with Ambanc Holding Co., Inc. that it had entered into a Settlement and Standstill Agreement (the "Agreement") with a group of individuals and entities affiliated with Mr. Seymour Holtzman (the "Group"). Under the Agreement, the Group has agreed to support and vote for the Registrant's pending merger (the "Merger") with Ambanc Holding Co., Inc. ("Ambanc") in return for which the parties to the Merger will reimburse the Group for a portion of their expenses incurred in connection with certain litigation against Ambanc and the Group's opposition to the Merger.

         For further details, reference is made to the Press Release and the Agreement which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99.1 --     Press Release dated August 11, 1998.
------------

Exhibit 99.2 --     Settlement and Standstill Agreement dated August 11, 1998.
------------

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             AFSALA BANCORP, INC.



Date: August 12, 1998                        By:  /s/John M. Lisicki
     ----------------                             -------------------
                                                     John M. Lisicki
                                                     President and Chief
                                                     Executive Officer